UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 3, 2006




                           CENTRAL FREIGHT LINES, INC.
             (Exact name of registrant as specified in its charter)



      Nevada                          000-50485                  74-2914331
(State or other jurisdiction         (Commission              (IRS Employer
             of incorporation)       File Number)           Identification No.)


                5601 West Waco Drive, Waco, TX                          76710
          (Address of principal executive offices)                  (Zip Code)


                                 (254) 772-2120
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[X] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 7.01         Regulation FD Disclosure.

     On April 3, 2006, Central Freight Lines, Inc., a Nevada corporation (the "Company"), issued a press release providing an update on the status of its pending merger transaction with North American Truck Lines, LLC. The Company also announced that the filing of its annual report on Form 10-K for 2005 will be delayed due to its previously announced engagement of a new independent registered public accounting firm. A copy of the press release is attached to this report as Exhibit 99.1.

     The information contained in this report and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 9.01       Financial Statements and Exhibits.

                  (a)      Financial statement of business acquired.

                           Not applicable.

                  (b)      Pro forma financial information.

                           Not applicable.

                  (c)      Exhibits:

                           EXHIBIT
                           NUMBER           EXHIBIT DESCRIPTION
                         ------------      ---------------------

                         99.1             Press release dated April 3, 2006.




                                     Page 2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CENTRAL FREIGHT LINES, INC.


Date:   April 3, 2006                            By: /s/ Jeff Hale
                                                     Jeff Hale
                                                     Senior Vice President and
                                                     Chief Financial Officer








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                                  EXHIBIT INDEX



      EXHIBIT
      NUMBER                        EXHIBIT DESCRIPTION

      99.1                          Press release dated April 3, 2006.




















                                     Page 4


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CENTRAL  FREIGHT  LINES,  INC.  PROVIDES  UPDATE ON STATUS OF MERGER;  DISCUSSES
YEAR-END REPORTING


Waco, TX (PR Newswire) - April 3, 2006 - Central Freight Lines, Inc. (Nasdaq/NMS: CENF) today provided an update on the status of its pending merger transaction with North American Truck Lines, LLC, a Nevada limited liability company ("NATL"), and Green Acquisition Company, a Nevada corporation ("Purchaser"). Central also announced it has filed a Form 12b-25 (Notification of Late Filing) with the Securities and Exchange Commission ("SEC") seeking a 15-day extension of the due date for its Annual Report on Form 10-K for 2005 due to its previously announced engagement of a new independent registered public accounting firm. Central expects to file its Annual Report by April 14, 2006.

Status of Merger with North American Truck Lines, LLC

On January 30, 2006, Central announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), with NATL and Purchaser, pursuant to which Purchaser will merge with and into Central (the "Merger"), with Central continuing as the surviving corporation. Both Purchaser and NATL are controlled by Mr. Jerry Moyes, with Purchaser being a wholly-owned subsidiary of NATL.

Central expects to file a preliminary proxy statement with the SEC during April 2006. Once this preliminary filing is reviewed and completed, a definitive proxy statement will be mailed to stockholders to solicit proxies for stockholders to vote on the approval of the Merger.

Stockholders are urged to read the proxy statement carefully when it becomes available because it will contain important information about Central, the transaction and related matters. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Central through the SEC's web site at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from the company.


Central  Freight  Lines,  Inc.  is  a  non-union   less-than-truckload   carrier
specializing in regional overnight and second day markets in the Midwest, Southwest, West Coast and Pacific Northwest. Utilizing marketing alliances, Central also provides service to the Great Lakes, Northeast, Southeast, Mexico, and Canada.



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This press  release  contains  forward-looking  statements  that  involve  risk, assumptions, and uncertainties that are difficult to predict. Statements that constitute forward-looking statements are usually identified by words such as
"anticipates,"   "believes,"   "estimates,"   "projects,"   "expects,"  "plans,"
"intends," or similar expressions. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual events may differ materially from those set forth in the forward-looking statements. We undertake no obligation to update any of these forward-looking statements.

With respect to statements regarding the consummation of the Merger, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements: the risk that our business will suffer due to uncertainties caused by the announcement of the transaction; the risk that we may not be able to obtain third party and stockholder approvals necessary to consummate the transaction; as well as the risk that the transaction will not close for other reasons.


Corporate Contact:
Jeff Hale, Chief Financial Officer
(480) 361-5295
jhale@centralfreight.com









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